SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2006

Santander BanCorp
(Exact Name of Registrant as Specified in Charter)

Puerto Rico
(State or Other Jurisdiction of Incorporation)

001-15849		66-0573723
(Commission File Number)		(IRS Employer Identification No.)

207 Ponce de León Avenue San Juan, Puerto Rico		00917
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (787) 777-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On May 15 and 16, 2006, Banco Santander Puerto Rico ("BSPR"), a wholly-owned subsidiary of Santander Bancorp (the "Company") transferred to Doral Financial Corporation ("Doral") $608,205,961.07 aggregate principal amount of mortgage loans for which Doral paid $602,884,158.91, which represents 99.125% of such aggregate principal amount, plus accrued but unpaid interest. The loans had previously been transferred from Doral to BSPR and the transfer back to Doral was made pursuant to an agreement between the parties providing for such transfer dated April 19, 2006, as further described in the Company's periodic report on Form 8-K dated April 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SANTANDER BANCORP
Date:	May 19, 2006	By:	/s/ María Calero
			Name:	María Calero
			Title:	Executive Vice President and Chief Accounting Officer